                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                 MICRO-ASI, INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

                              ---------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

August 12, 2000



Dear Shareholder:

On behalf of the directors and officers of Micro-ASI, Inc. (the "Company"), I invite you to attend a special meeting of our shareholders on Thursday, August 31, 2000 at 10:00 a.m. at the offices of Micro-ASI's Technology Integration and Deployment Center, 1445 MacArthur Drive, Suite 100, Carrollton, Texas 75007.


The enclosed material includes the notice of special meeting and proxy statement which describes the business to be transacted at the meeting, and proxy for you to complete and return to the Company. The primary purpose of this special meeting is to increase the number of shares of Common Stock reserved for the 1999 Stock Option Plan and to consider a proposal for an Employee Stock Purchase Plan.


The proposals are explained in more detail in the notice of special meeting and proxy statement that appear on the following pages. After reading the proxy statement, please mark, sign and return the enclosed proxy card to ensure that your vote on the business matters of the meeting will be recorded. If you do attend the special meeting, you may withdraw your proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Micro-ASI, Inc., we would like to thank you for your continued support and confidence.


Sincerely yours,



Joel E. Claybrook
Vice Chairman and CEO

                                 MICRO-ASI, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 31, 2000


NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Micro-ASI, Inc. (the "Company") will be held at the offices of Micro-ASI's Technology Integration and Deployment Center, 1445 MacArthur Drive, Suite 100, Carrollton, Texas 75007 on Thursday, August 31, 2000 at 10:00 am local time for the following purposes:

   1. To consider a proposal to increase the number of shares of Common Stock reserved under the 1999 Stock Option Plan from 4,000,000 to 10,000,000; and

   2. To consider a proposal to adopt an Employee Stock Purchase Plan covering of 500,000 shares of the Company's Common Stock; and

   3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.


As of July 21, 2000, there were 22,587,961 shares of Common Stock outstanding and 8,000,000 shares of Preferred Stock outstanding.


Holders of the Company's Common Stock and Preferred Stock of record as of the close of business on July 21, 2000, are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.

It is important that your shares be represented at the Special Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Shareholders who attend the Special Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Special Meeting, we ask that you indicate on your proxy whether you plan to attend the meeting.

By Order of the Board of Directors,

By:   /s/ Joel E. Claybrook
      ----------------------------------
      Joel E. Claybrook
      Vice Chairman and CEO


      Dallas, Texas
      August 12, 2000

                                 MICRO-ASI, INC.
                         12655 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1000
                               DALLAS, TEXAS 75243

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                SPECIAL MEETING OF SHAREHOLDERS, AUGUST 31, 2000





This proxy statement and the accompanying notice of special meeting and proxy are being furnished to the shareholders of Micro-ASI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the offices of Micro-ASI's Technology Integration and Deployment Center, 1445 MacArthur Drive, Suite 100, Carrollton, Texas 75007 at 10:00 am local time, and any adjournments or postponement thereof. These proxy materials are being mailed on or about August 12, 2000 to holders of record on July 21, 2000, of the Company's Common Stock, $0.001 par value (the "Common Stock") and the Company's Preferred Stock, $.001 par value (the "Preferred Stock").


At the Special Meeting, the shareholders of the Company will be asked to (i) consider a proposal to increase the number of shares of Common Stock reserved for stock options available under the 1999 Stock Option Plan, an increase from 4,000,000 shares to 10,000,000 shares, (ii) to consider a proposal to adopt an Employee Stock Purchase Plan and (iii) transact such other business as may properly come before the Special Meeting or any adjournment thereof.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by revoking the prior proxy and voting in person at the Special Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Special Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated on the proxy by the shareholder or, if no instructions are indicated, will be voted FOR each of the matter of business described herein and, as to any other matter of business that may properly be brought before the Special Meeting, in accordance with the judgment of the person or persons voting the same.

DISCRETIONARY VOTING AUTHORITY

A proxy holder shall be allowed to use his or her discretionary voting authority for matters raised from the floor of the Special Meeting which the Board was not aware of within a reasonable time before sending these proxy materials to shareholders.

EXPENSES

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, fax, telex, in person or otherwise, without additional compensation.

RECORD DATE AND VOTING SECURITIES

As of July 21, 2000, there were 22,587,961 shares of Common Stock and 8,000,000 shares of Preferred Stock outstanding. Holders of record at the close of business on July 21, 2000, of the Company's Common Stock and Preferred Stock are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. Each outstanding share of Common Stock or Preferred Stock entitles the holder thereof to one vote with respect to each matter considered at the Special Meeting. Each matter of business requires the presence in person or by proxy of a majority of the shares of Common Stock and Preferred Stock entitled to be vote to constitute a quorum. Abstentions may be specified on all proposals. Abstentions and broker non-votes will have the same effect as a vote against such proposal. The Company's Articles of Incorporation do not provide for cumulative voting. Assuming the presence of a quorum at the Special Meeting, all matters will be determined by a majority of the shares of Common Stock and Preferred Stock present and entitled to be voted at the meeting.


Only holders of record of Common Stock and Preferred Stock outstanding on July 21, 2000, are entitled to notice of, and to vote at, the Special Meeting.

MANAGEMENT

                             EXECUTIVE COMPENSATION


The following Summary Compensation Table shows cash and non-cash compensation for the last three fiscal years paid by the Company to the Chief Executive Officer and the four other most highly compensated executive officers.


The entire Board of Directors agreed on the salaries set forth in the Summary Compensation Table below. These amounts were based on the fair market value of employees considering their experience and anticipated contributions to the Company. As of July 21,2000 there is no current public market for any securities of Micro-ASI and until there is a public market, the Board of Directors will determine the market value.

                           SUMMARY COMPENSATION TABLE


                                                                    Securities
                                                                     Underlying          All Other
Name and                            Fiscal          Salary          Options/SAR's       Compensation
Principal Position (7)               Year          ($) (1)             (#)(8)             ($)(2)(3)
----------------------              ------         -------          -------------       -------------

Cecil E. Smith, Jr.                 1999            45,000            750,000               245,000
  Chairman of the                   1998                --                 --               330,000
  Board  (2)                        1997                --                 --               135,000
Joel E. Claybrook                   1999           180,000            750,000                    --
  Vice Chairman & CEO               1998                --                 --                95,000
  (3)                               1997                --                 --                40,000
Dr. James A. Dukowitz               1999            60,000            400,000                    --
  Executive Vice President
  & Chairman of the
  Executive Committee of
  the Office of the Chief
  Executive (4)
Scott E. Smith                      1999           110,000            450,000                    --
  President (5)
Jerry Kline                         1999            71,846            400,000                    --
  VP Technological
  Development (6)


--------------------------------------

(1) Salaries shown above are from the period of January 1 through December 31 of the indicated years.

(2) Cecil E. Smith, Jr. received consulting fees and expenses in lieu of salary until October 1, 1999. This consulting agreement ended September 30, 1999 when Mr. Smith became an employee of the Company.

(3) Joel E. Claybrook received consulting fees and expenses in lieu of salary until December 31, 1998. This consulting agreement ended December 31, 1998 when Mr. Claybrook became an employee of the Company.

(4) Dr. Dukowitz joined the Company September 1, 1999. He deferred $45,000 of his salary until January 2000 and the deferred amount has not been included in the above table.


(5)   Scott Smith joined the Company effective February 15, 1999.

(6)   Jerry Kline joined the Company effective February 8, 1999.


(7) The above officers and Directors were granted options pursuant to the 1999 Stock Option Plan. The total options granted have been included in the above table. Please refer to the Option Exercises and Holdings section for further detail on the options granted.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of July 21, 2000, by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock or 5% of the Preferred Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


--------------------------------------------------------------------------------------------------------------------------------
Name  (1) (2)                             Title of Class    Amount and Nature of  Beneficial Ownership     % of Class
--------------------------------------------------------------------------------------------------------------------------------

Cecil E. Smith, Jr. (3)                   Common                          3,753,396                           15.47%
12655 N. Central Expressway, Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------------------
Joel E. Claybrook (4)                     Common                          1,726,700                            7.44%
12655 N. Central Expressway, Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------------------
Robert J. Hoyt                            Common                          1,800,000                            7.97%
174 The Masters Circle
Costa Mesa, CA 92627
--------------------------------------------------------------------------------------------------------------------------------
Dr. Meng-Sheng Lin (5)                   Common                           1,175,000                            5.17%
12655 N. Central Expressway, Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------------------
Dr. Myles Welborn                         Common                            111,900                              **
--------------------------------------------------------------------------------------------------------------------------------
James Hamner (6)                          Common                            205,000                              **
--------------------------------------------------------------------------------------------------------------------------------
Dr. James Dukowitz (7)                    Common                            425,000                            1.85%
--------------------------------------------------------------------------------------------------------------------------------
Jerry Kline (8)                           Common                            350,000                            1.53%
--------------------------------------------------------------------------------------------------------------------------------
Scott E. Smith (9)                        Common                            262,500                            1.15%
--------------------------------------------------------------------------------------------------------------------------------
Eaglestone Partners I, L.P. (10)          Common                          2,100,000                            8.51%
400 Oceangate, Suite 1125                 Preferred                       3,500,000                           43.75%
Long Beach, CA  90802
--------------------------------------------------------------------------------------------------------------------------------
Hare & Co. (11)                           Common                          1,200,000                            5.05%
C/O Bank of New York Securities Dept.     Preferred                       2,000,000                           25.00%
P.O. Box 11203
New York, NY  10249
--------------------------------------------------------------------------------------------------------------------------------
Signal Lake Venture Fund, L.P. (12)       Common                            900,000                            3.84%
578 Post Rd.  Post #667                   Preferred                       1,500,000                           18.75%
Westport, CT  06880
--------------------------------------------------------------------------------------------------------------------------------
Competitive Technologies, Inc. (13)       Common                            300,000                            1.31%
1960 Bronson Rd.                          Preferred                       5,000,000                            6.25%
Fairfield, CT  06430
--------------------------------------------------------------------------------------------------------------------------------
Marise Segelov (14)                       Common                            300,000                            1.31%
2166 Broadway                             Preferred                         500,000                            6.25%
New York, NY  10024
--------------------------------------------------------------------------------------------------------------------------------
All Directors and Officers as a Group     Common                          8,009,496                           30.69%
--------------------------------------------------------------------------------------------------------------------------------

-----------------------

** Denotes less than 1% ownership

(1) The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his or her economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.


(2) Based on 22,587,961 shares of Common Stock or 8,000,000 shares of Preferred Stock outstanding on July 21, 2000. Shares of Common Stock subject to options and warrants that are exercisable within 60 days of July 21, 2000, are deemed beneficially owned by the person holding such options for the purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.


(3) Includes 175,000 Options and 1,500,000 warrants

(4) Includes 175,000 Options and 450,000 warrants

(5) Includes 125,000 Options

(6) Includes 200,000 Options

(7) Includes 400,000 Options which were granted outside the 1999 Stock Option
Plan

(8) Includes 250,000 Options of which 200,000 were granted outside the 1999 Stock Option Plan

(9) Includes 262,500 Options of which 200,000 were granted outside the 1999 Stock Option Plan

(10) Included 2,100,000 Common Stock Warrants

(11) Includes 1,200,000 Common Stock Warrants

(12) Includes 900,000 Common Stock Warrants

(13) Includes 300,000 Common Stock Warrants

(14) Includes 300,000 Common Stock Warrants


                                  PROPOSAL ONE

PROPOSAL TO AMEND THE 1999 STOCK OPTION PLAN

THE 1999 PLAN

The Micro-ASI, Inc. 1999 Stock Option Plan (the "Option Plan") became effective when it was approved by the shareholders at the Annual Meeting held on December 15, 1999. The Board of Directors believes that the use of long term incentives based on the value of the common stock is helpful in attracting and retaining qualified key executives and other key employees, non-employee directors, independent contractors and consultants and motivating such personnel to achieve long-range goals through providing compensation opportunities that are competitive with those offered by other corporations similar to the Company.

Pursuant to the Option Plan, 4,000,000 shares of Common Stock are reserved for issuance under the Option Plan. The Board of Directors has approved an increase of 6,000,000 shares of Common Stock reserved under the Option Plan for a total of 10,000,000 shares.

DESCRIPTION OF THE 1999 STOCK OPTION PLAN

The following description of the Option Plan is only a summary and is not the detailed plan. A copy of the Option Plan in its entirety will be forwarded to any shareholder upon receiving a request in writing to the Company Secretary. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the Option Plan.

Pursuant to the Option Plan, the purpose of the Option Plan is to provide key employees and others with a proprietary interest in the Company through the granting of options, which will increase the interest of the grantee, furnish an incentive to key employees, non-employee directors, independent contractors and consultants. The Option Plan will also provide a means through which the Company may attract qualified persons to enter into employment with the Company. As of July 21, 2000 the Company had 30 employees, all of which are eligible under the Option Plan.


The Option Plan is administered by the Board of Directors or a committee designated by the Board of Directors to administer the Option Plan, which committee is constituted in such a manner as to permit the Option Plan to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to a plan intended to qualify as a discretionary plan. With respect to grants of options to employees, consultants or advisors who are not directors or officers of the Company, the Option Plan is administered by the Board of Directors or a committee designated by the Board of Directors, which committee is constituted in such a manner as to satisfy the legal requirements relating to the administration of a stock option plan under applicable corporate and securities laws and the Internal Revenue Code of 1986, as amended.


The Board has designated a Stock Option Committee (the "Committee"), which has the authority to select employees, directors and advisors to whom stock options are granted. Subject to limitations set forth in the Option Plan, the Committee has the authority in its discretion to determine the persons to whom options shall be granted and the number of shares covered by each option, to interpret the Option Plan, to establish vesting schedules, to specify the type of consideration to be paid upon exercise and, subject to certain restrictions, to specify other terms of the options.

The maximum term of the options granted under the Option Plan is ten years, except that the term of an Incentive Stock Option ("ISO") granted to an optionee owning more than ten percent of the voting stock of the Company may not exceed five years. Options granted under the Option Plan are in most cases nontransferable and generally expire 90 days after the termination of the optionee's services. In general, if an optionee is disabled or dies, such option may be exercised up to 12 months following such disability or death.

The aggregate fair market value of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of ISOs granted under the Option Plan and all ISO plans of the Company shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an ISO (or an Installment) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable.


The option price for an ISO shall not be less than 100% of the fair market value per share of the Common Stock, or 110% of the fair market value per share for any employee that owns more than 10% of the voting stock of the Company on the date the option is granted. The option price for a Nonqualified Option shall be, as determined by the Committee, any price per share of the Common Stock that is greater than the par value per share of the Common Stock. For purposes of the Option Plan, fair market value of a share of Common Stock shall be the closing price of the Common Stock for the day before the option is granted if the stock is traded on an established securities market or if the stock is not traded, an amount determined by the Committee in good faith using any reasonable valuation method it deems relevant to the determination.


The Option Plan shall automatically terminate on September 5, 2009. The Committee may not grant options under the Option Plan after that date.

The Committee may establish rules and procedures in order to satisfy any obligation of the Company to withhold federal income taxes or other taxes with respect to any option granted under the Option Plan. If the Common Stock is traded in the over-the-counter market or on any securities exchange, such rules and procedures may provide that in the case of the exercise of a Nonqualified Option, the withholding obligation shall be satisfied by the Company withholding shares of Common Stock otherwise issuable upon exercise of such option, in an amount equal to the statutory prescribed minimum withholding applicable to the ordinary income resulting from the exercise of the option.

The Company recommends ratification the amendment to the Option Plan in order to offer key employees and others the opportunity to acquire an equity interest in the Company, thereby aligning the interests of these persons more closely with the long term interests of shareholders. Awards under the Option Plan may be in the form of ISOs or Nonqualified Options.





TAX STATUS OF STOCK OPTIONS


The Committee may provide for an option under the Option Plan to qualify either as an ISO or as a Nonqualified Option for United States federal income tax purposes.


ISOs. All stock options that qualify under the rules of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will be entitled to ISO treatment. To receive ISO treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of grant of the option until three months (or one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the acquired stock will be entitled to capital gain treatment. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the acquired stock, but the employee's gain on exercise will be treated as ordinary income, rather than capital gain, and the Company will get a corresponding deduction at the time of sale in an amount equal to the income that the employee would have recognized on exercise of the option. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

An option agreement with the Company may permit payment for stock upon the exercise of an ISO to be made with other shares of Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

Nonqualified Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a Nonqualified Option, an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option exercise price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

The foregoing statements are based upon present federal income tax laws and regulations are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

OPTION EXERCISES AND HOLDINGS


The following table sets forth information regarding options granted under the Option Plan for each of the executive officers, Directors and employees named below:

----------------------------------------------------------------------------------------------------------------------------------
Name                      Number of   % of        Exercise   Expiration   Number of       % of           Exercise    Expiration
                          Securities  Total       Price      Date         Securities      Total          Price per   Date
                          Underlying  Incentive   Per                     Underlying      Non-Qualified  Share ($)
                          Incentive   Options     Share ($)               Non-Qualified   Options
                          Options     Granted                             Options (#)(3)  Granted
                          (#)
                          (1) (2)
----------------------------------------------------------------------------------------------------------------------------------
  Cecil E. Smith, Jr.        500,000      17.48%       1.10   09/06/2004       250,000      35.71%         1.00       09/6/2009
----------------------------------------------------------------------------------------------------------------------------------
  Joel E. Claybrook          500,000      17.48%       1.10   09/06/2004       250,000      35.71%         1.00       09/6/2009
----------------------------------------------------------------------------------------------------------------------------------
  Scott Smith                250,000       8.74%       1.00   09/06/2009
----------------------------------------------------------------------------------------------------------------------------------
  Jerry Kline                200,000       6.99%       1.00   09/06/2009
----------------------------------------------------------------------------------------------------------------------------------
Executive Officers as a
  Group                    1,450,000      50.69%                               500,000      71.42%
----------------------------------------------------------------------------------------------------------------------------------
Current Directors
----------------------------------------------------------------------------------------------------------------------------------
  Dr. Meng-Sheng Lin         500,000      17.48%       1.00     9/6/2009
----------------------------------------------------------------------------------------------------------------------------------
  James Hamner                                                                 200,000      28.57%         1.00       05/01/2000
----------------------------------------------------------------------------------------------------------------------------------
Total Directors as a Group   500,000      17.48%                               200,000      28.57%

----------------------------------------------------------------------------------------------------------------------------------

All Others                   911,000      31.83%       1.00
----------------------------------------------------------------------------------------------------------------------------------

Totals                     2,861,000     100.00%                               700,000     100.00%
----------------------------------------------------------------------------------------------------------------------------------



(1)  No options have been exercised under this Plan.


(2) The ISOs are first exercisable 25% immediately upon grant, 25% after one year, 25% after two years and 25% after three years. The exercise price is $1.00 per share except for Messrs. Cecil E. Smith, Jr. and Joel E. Claybrook who have an exercise price of $1.10 per share.


(3) The Nonqualified Options are first exercisable 20% immediately upon grant, 20% after one year, 20% after two years, 20% after three years and 20% after four years beginning in 1999 at $1.00 per share.




THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE 1999 STOCK OPTION PLAN.

                                  PROPOSAL TWO

PROPOSAL TO ADOPT AN EMPLOYEE STOCK PURCHASE PLAN

SUMMARY OF PLAN

On May 25, 2000, the Board of Directors established the Employee Stock Purchase Plan (the "Purchase Plan"), subject to shareholder approval, pursuant to which Offerings may be granted to eligible employees for the purchase of a maximum of 500,000 shares of Common Stock. Employees of the Company (as defined in section
2.05 of the Purchase Plan) and its designated subsidiaries as defined under section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other entity that is taxed as a corporation under Code Section 7701(a)(3) and is a member of the "affiliated group" as defined in Code Section 1504(a) are eligible to participate in the Purchase Plan. A Committee appointed by the Board of Directors will administer the Purchase Plan. The proposed start date of the Purchase Plan is September 1, 2000.

Any employee that has completed ninety days of employment and shall be employed by the Company on the date that his or her participation in the Purchase Plan is to become effective shall be eligible to participate in Offerings under the Purchase Plan, which commence on or after such ninety-day period has concluded. No employee shall be granted an option to purchase Common Stock under the Purchase Plan (i) if immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or
(ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock for each calendar year. As of July 31, 2000 the Company had 100 employees, all of which are eligible under the Option Plan.

The proceeds from the sale of Common Stock pursuant to the exercise of options granted under the Purchase Plan will be added to the general funds of the Company and used for general corporate purposes. It is the intention of the Company to have the Purchase Plan qualify as an "Employee Stock Purchase Plan" under section 423 of the Code. The total number of shares of Common Stock available under the Purchase Plan is 500,000 shares. If any Offering expires without the rights under the Offering having been exercised in full, the unpurchased shares will be added to the shares available for future Offerings.

The Company may make periodic Offerings to eligible employees, the duration of which may be for a period of three months up to one year. The initial Offering Commencement Date may be for a period of less than three months. Offering Periods commencing after the initial Offering Period will commence on January 1, April 1, July 1, or October 1. The Committee may specify the maximum number of shares of Common Stock that may be purchased under the Offering or other limitations, as it may deem appropriate.

As used in the Purchase Plan, "Offering Commencement Date" means the January 1, April 1, July 1, or October 1, as the case may be. "Offering Termination Date" means the March 31, June 30, September 30 or December 31, as the case may be on which the particular Offering terminates, and "Offering Period" means the period from the Offering Commencement Date to the Offering Termination Date.

An eligible employee may elect to have deductions made from his or her pay on each pay day at the rate of any specified whole percentage from 1% up to and including 10% of his or her base pay in effect at the Offering Commencement Date or he or she can elect to have a specific dollar amount deducted from his or her pay, provided however, the deduction shall not be less than $30 per calendar month. A Participant in the Purchase Plan may generally not make any separate cash payment except for his or her payroll deductions. Prior to any Commencement Date, a Participant may increase or decrease his or her payroll deductions within the limits of the Purchase Plan.

On each Offering Commencement Date, a Participant shall be deemed to have been granted an option to purchase shares of Common Stock of the Company equal to the percentage of the employee's base pay that he or she has elected to have withheld through payroll deductions multiplied by the employee's base pay during the Offering Period, or the specified portion elected, divided by the purchase price per share determined under Section 6.04, subject to the allotments, if any, for the Offering Period.

The purchase price per share at which Common Stock may be purchased under each Offering shall be a percentage established by the Committee prior to the Offering Commencement Date which is from 85% to 100% of the lesser of the fair market value of a share of Common Stock as determined as of (i) the Offering Commencement Date or (ii) the Offering Termination Date. In determining the purchase price, the fair market value per share of Common Stock shall be the closing price reported, if any, on the NASDAQ Stock Market or successor exchange for the date on which such value is being determined; provided, however, that if the closing sales price is not reported on such date, then the closing price on the most recently preceding date on which such price was reported shall be used. If no trading market on NASDAQ exists, the Board of Directors or the Committee shall determine the fair market value for this purpose.

An option shall not be transferable by the Participant to whom it has been granted otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. Further, in the discretion of the Board, the terms of any Offering may prohibit transfer under any circumstances and provide for cancellation of the unexercised portion of any option upon the death of a Participant.

The issuance of any Common Stock is conditioned upon registration or exemption of the Common Stock to be issued under applicable federal and state securities laws and its listing on any applicable stock exchange. In no event shall any Common Stock be issued prior to the effective date of any such registration, exemption or listing application. In addition, unless and until the Purchase Plan is approved by a proper vote of the stockholders of the Company, the purchase price per share shall be at least 100% of the fair market value determined thereunder.


The shares of Common Stock purchased by each Participant with respect to each Offering will be considered to be issued and outstanding to his or her credit as of the close of business on the Offering Termination Date. Certificates for shares of Common Stock will be issued only in the name of the Participant unless the Participant, or in the event of death, the Participant's designee, elects otherwise by written notice to the Company and the Company gives prior written consent to such election. As soon as practicable after each Offering Period, each Participant will receive a stock certificate representing all of the shares of Common Stock (in a whole number of shares) held in his or her account. A Participant will not be permitted to pledge, transfer, or sell shares of Common Stock held in his or her account until they are issued in certificate form.





Upon termination of a Participant's employment with the Company for any reason, whether voluntary or involuntary, his or her participation in the Purchase Plan will immediately terminate. As soon thereafter as is practicable, the

Participant will receive (i) cash in an amount equal to the balance in his or her account as of the date of his or her termination of employment, without interest; (ii) a stock certificate for all whole shares of Common Stock not yet delivered out of the account; and (iii) cash equivalent to any fractional shares of Common Stock in the account.

In the event of a dissolution or liquidation of the Company, or any merger, consolidation, or share exchange pursuant to which the holders of Common Stock would receive cash, securities or property from another person or entity, the Board, at its election, may cause each outstanding option to terminate; provided, however, that each Participant will in such event, subject to such rules and limitations of uniform application as the Board may prescribe, be entitled to the rights of a terminating Participant.

The Board in its sole and absolute discretion may suspend or terminate the Purchase Plan, reconstitute the Purchase Plan in whole or in part, or amend or revise the Purchase Plan in any respect whatsoever except that (i) no amendment shall cause any option to fail to qualify as an option under section 423 of the Code; (ii) without approval of the shareholders, no amendment shall increase the number shares of Common Stock that may be sold under the Purchase Plan or make any change in the employees or class of employees eligible to participate in the Purchase Plan; and (iii) without the approval of a Participant, no change shall be made in the terms of any outstanding option adverse to the interest of the Participant. The Purchase Plan shall terminate on the date that all shares of Common Stock authorized for sale under the Purchase Plan have been purchased, except as otherwise extended by authorizing additional shares under the Purchase Plan.

Except by the laws of descent and distribution, no benefit provided hereunder will be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Purchase
Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit will terminate and be of no force or effect. During a Participant's lifetime, options granted to the Participant will be exercisable only by the Participant. Shares of Common Stock will be delivered only to the Participant or death beneficiary entitled to receive the same or to the Participant's authorized legal representative.

The Company will have the right to deduct from all payments hereunder any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments.

The obligation of the Company to deliver shares of Common Stock or make cash payments hereunder will be subject to all applicable laws, rules, and regulations and to such approvals by any government agencies or regulatory authority as may be deemed necessary or appropriate by the Committee. If shares of Common Stock deliverable hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Purchase Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Purchase Plan. The Purchase Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.


                                  OTHER MATTERS

As of the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Special Meeting.


      By Order of the Board of Directors,
By:   /s/ Joel E. Claybrook
      -------------------------------------
      Joel E. Claybrook
      Vice Chairman and CEO
      August 12, 2000

                                 MICRO-ASI, INC.
                                      PROXY


The undersigned hereby (i) acknowledges receipt of the notice dated August 12, 2000, of the Special Meeting of Shareholders of Micro-ASI, Inc. (the "Company") to be held at 10:00 am local time on Thursday, August 31, 2000 at offices of Micro-ASI's Technology Integration and Deployment Center, 1445 MacArthur Drive, Suite 100, Carrollton, Texas 75007 and the proxy statement in connection therewith; and (ii) appoints JOEL E. CLAYBROOK and CECIL E. SMITH, JR. and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:


(a) Proposal to approve the amendment to the Company's 1999 Stock Option Plan to increase the authorized number of options from 4,000,000 to 10,000,000.

     [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN

(b) Proposal to adopt the Employee Stock Purchase Plan covering 500,000 shares of the Company's Common Stock.

     [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN

(c) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

     [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN


THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

[ ] I PLAN TO ATTEND THE SPECIAL MEETING.


DATED:                                  ----------------------------------------
      -----------------------------     SIGNATURE OF SHAREHOLDER

TELEPHONE:                              ----------------------------------------
          -------------------------     NAME (please print)

NUMBER OF SHARES:
                 ------------------     SIGNATURE OF JOINT SHAREHOLDER
                                        (if applicable)

                                        ----------------------------------------
                                        NAME OF JOINT SHAREHOLDER (please print)

                                        ----------------------------------------
                                        TITLE (if applicable)

When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or representative of such entity. Each joint tenant should sign the proxy.

NOTE: PLEASE MARK, SIGN, DATE AND RETURN VIA MAIL OR FACSIMILE (972-392-9639) THIS PROXY CARD PROMPTLY TO:

        MICRO-ASI, INC.
        12655 N. Central Expressway
        Suite 1000
        Dallas, Texas 75243